UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2017

Aly Energy Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	033-92894	75-2440201
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Riverway, Suite 920

Houston, Texas 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code: 713-333-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective December 31, 2017, our common stock was listed for quotation on the OTCQB tier (“OTCQB”) of the OTC Markets Group, Inc. under the symbol “ALYE”. The uplisting follows the operational restructuring and recapitalization transactions during 2016 and 2017 that are described in our reports filed with the SEC. We are now current in the filing of all periodic reports required to be filed by us under the Securities Exchange Act of 1934.

In connection with the OTCQB listing, we have re-established our investor relations capabilities. Inquiries regarding Aly Energy and our common stock should be directed to Shauvik Kundagrami (Vice Chairman & CEO) or Alya Hidayatallah (CFO) at Aly Energy Services, 3 Riverway, Suite 920, Houston, TX 77056 (telephone: 713-333-4000).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aly Energy Services, Inc.

Dated: January 2, 2018	By:	/s/ Shauvik Kundagrami
	Name:	Shauvik Kundagrami
	Title:	Vice Chairman and CEO

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